Prospectus Supplement                                   81612 3/02
dated March 18, 2002 to:

PUTNAM ASIA PACIFIC GROWTH FUND
Prospectus dated January 30, 2002

The fund's Trustees have approved in principle the merger of this fund into Putnam International Growth Fund, a fund that seeks capital appreciation by investing mainly in common stocks of companies outside the United States. Unlike the fund, Putnam International Growth Fund does not concentrate its investments in any particular geographic region. For more information about Putnam International Growth Fund, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months. Putnam Asia Pacific Growth Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.